Execution Version

HALLIBURTON COMPANY
as Issuer
and
THE BANK OF NEW YORK MELLON TRUST COMPANY, N.A.
as Trustee

_____________________________________________________________________
Eighth Supplemental Indenture
Dated as of November 13, 2015
_____________________________________________________________________

$1,250,000,000 2.700% Senior Notes due November 15, 2020
$1,250,000,000 3.375% Senior Notes due November 15, 2022
$2,000,000,000 3.800% Senior Notes due November 15, 2025
$1,000,000,000 4.850% Senior Notes due November 15, 2035
$2,000,000,000 5.000% Senior Notes due November 15, 2045

EIGHTH SUPPLEMENTAL INDENTURE dated as of November 13, 2015 between Halliburton Company, a Delaware corporation (the "Company"), and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as trustee (the "Trustee").
W I T N E S S E T H:
WHEREAS, the Company has heretofore entered into an Indenture, dated as of October 17, 2003 (the "Original Indenture"), with the Trustee, as supplemented by a First Supplemental Indenture, dated as of October 17, 2003, a Second Supplemental Indenture, dated as of December 15, 2003, a Third Supplemental Indenture, dated as of January 26, 2004, a Fourth Supplemental Indenture, dated as of September 12, 2008, a Fifth Supplemental Indenture, dated as of March 13, 2009, a Sixth Supplemental Indenture, dated as of November 14, 2011 and a Seventh Supplemental Indenture, dated as of August 5, 2013;
WHEREAS, the Original Indenture is incorporated herein by this reference and the Original Indenture, as supplemented by this Eighth Supplemental Indenture, is herein called the "Indenture";
WHEREAS, under the Original Indenture, a new series of Securities may at any time be established pursuant to a supplemental indenture executed by the Company and the Trustee;
WHEREAS, the Company proposes to create under the Indenture five new series of Securities;
WHEREAS, the Company desires to issue $1,250,000,000 aggregate principal amount of 2020 Notes (as defined below), $1,250,000,000 aggregate principal amount of 2022 Notes (as defined below), $2,000,000,000 aggregate principal amount of 2025 Notes (as defined below), $1,000,000,000 aggregate principal amount of 2035 Notes (as defined below), and $2,000,000,000 aggregate principal amount of 2045 Notes (as defined below), each of which will be a new series of Securities under the Indenture; and
WHEREAS, all conditions necessary to authorize the execution and delivery of this Eighth Supplemental Indenture and to make it a valid and binding obligation of the Company have been done or performed.
NOW, THEREFORE, in consideration of the agreements and obligations set forth herein and for other good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto hereby agree to the following provisions:
Capitalized terms used but not defined herein have the meanings ascribed thereto in the Original Indenture.

ARTICLE I
2.700% Senior Notes due 2020
3.375% Senior Notes due 2022
3.800% Senior Notes due 2025
4.850% Senior Notes due 2035
5.000% Senior Notes due 2045
SECTION 1.01                                        Establishment and Terms.
There are hereby established five new series of Securities to be issued under the Indenture, to be designated as the Company's 2.700% Senior Notes due 2020 (the "2020 Notes"), 3.375% Senior Notes due 2022 (the "2022 Notes"), 3.800% Senior Notes due 2025 (the "2025 Notes"), 4.850% Senior Notes due 2035 (the "2035 Notes") and 5.000% Senior Notes due 2045 (the "2045 Notes" and, together with the 2020 Notes, the 2022 Notes, the 2025 Notes and the 2035 Notes, the "Notes").
The aggregate principal amount of Notes that may be authenticated and delivered under this Indenture is unlimited. The 2020 Notes that are to be authenticated and delivered on the date hereof (the "Initial 2020 Notes") will be in an aggregate principal amount of $1,250,000,000. The 2022 Notes that are to be authenticated and delivered on the date hereof (the "Initial 2022 Notes") will be in an aggregate principal amount of $1,250,000,000. The 2025 Notes that are to be authenticated and delivered on the date hereof (the "Initial 2025 Notes") will be in an aggregate principal amount of $2,000,000,000. The 2035 Notes that are to be authenticated and delivered on the date hereof (the "Initial 2035 Notes") will be in an aggregate principal amount of $1,000,000,000. The 2045 Notes that are to be authenticated and delivered on the date hereof (the "Initial 2045 Notes" and, together with the Initial 2020 Notes, the Initial 2022 Notes, the Initial 2025 Notes and the Initial 2035 Notes, the "Initial Notes") will be in an aggregate principal amount of $2,000,000,000. Each series of Notes shall be issued in definitive fully registered form.
With respect to any additional 2020 Notes (the "Additional 2020 Notes"), additional 2022 Notes (the "Additional 2022 Notes"), additional 2025 Notes (the "Additional 2025 Notes"), additional 2035 Notes (the "Additional 2035 Notes") or additional 2045 Notes (the "Additional 2045 Notes" and, together with the Additional 2020 Notes, the Additional 2022 Notes, the Additional 2025 Notes and the Additional 2035 Notes, the "Additional Notes") the Company elects to issue under this Indenture, the Company shall set forth in an Officers' Certificate the following information:
(i)            the aggregate principal amount of Additional Notes of the series specified to be authenticated and delivered pursuant to this Indenture; and
(ii)            the issue price and the issue date of such Additional Notes, including the date from which interest shall accrue.
For purposes of the Indenture, notes will not be deemed to be Additional Notes of a series unless the maturity date, Interest Payment Dates, record dates and interest rate are identical to the Initial Notes for that series.

The Initial 2020 Notes and any Additional 2020 Notes shall be considered collectively as a single class for all purposes of this Indenture. Holders of the Initial 2020 Notes and any Additional 2020 Notes will vote and consent together on all matters to which such Holders are entitled to vote or consent as one class, and none of the Holders of the Initial 2020 Notes or any Additional 2020 Notes shall have the right to vote or consent as a separate class on any matter to which such Holders are entitled to vote or consent.
The Initial 2022 Notes and any Additional 2022 Notes shall be considered collectively as a single class for all purposes of this Indenture. Holders of the Initial 2022 Notes and any Additional 2022 Notes will vote and consent together on all matters to which such Holders are entitled to vote or consent as one class, and none of the Holders of the Initial 2022 Notes or any Additional 2022 Notes shall have the right to vote or consent as a separate class on any matter to which such Holders are entitled to vote or consent.
The Initial 2025 Notes and any Additional 2025 Notes shall be considered collectively as a single class for all purposes of this Indenture. Holders of the Initial 2025 Notes and any Additional 2025 Notes will vote and consent together on all matters to which such Holders are entitled to vote or consent as one class, and none of the Holders of the Initial 2025 Notes or any Additional 2025 Notes shall have the right to vote or consent as a separate class on any matter to which such Holders are entitled to vote or consent.
The Initial 2035 Notes and any Additional 2035 Notes shall be considered collectively as a single class for all purposes of this Indenture. Holders of the Initial 2035 Notes and any Additional 2035 Notes will vote and consent together on all matters to which such Holders are entitled to vote or consent as one class, and none of the Holders of the Initial 2035 Notes or any Additional 2035 Notes shall have the right to vote or consent as a separate class on any matter to which such Holders are entitled to vote or consent.
The Initial 2045 Notes and any Additional 2045 Notes shall be considered collectively as a single class for all purposes of this Indenture. Holders of the Initial 2045 Notes and any Additional 2045 Notes will vote and consent together on all matters to which such Holders are entitled to vote or consent as one class, and none of the Holders of the Initial 2045 Notes or any Additional 2045 Notes shall have the right to vote or consent as a separate class on any matter to which such Holders are entitled to vote or consent.
The 2020 Notes, the 2022 Notes, the 2025 Notes, the 2035 Notes and the 2045 Notes shall each be issued in the form of one or more Global Securities in substantially the form set out in Exhibit A, Exhibit B, Exhibit C, Exhibit D and Exhibit E, respectively. The initial Depositary with respect to the Notes shall be The Depository Trust Company ("DTC").
SECTION 1.02                                        Maturity, Payment of Principal and Interest.
The 2020 Notes will mature on November 15, 2020, the 2022 Notes will mature on November 15, 2022, the 2025 Notes will mature on November 15, 2025, the 2035 Notes will mature on November 15, 2035 and the 2045 Notes will mature on November 15, 2045.
The 2020 Notes, the 2022 Notes, the 2025 Notes, the 2035 Notes and the 2045 Notes will bear interest at the rate of 2.700%, 3.375%, 3.800%, 4.850% and 5.000%, respectively, per annum.

The Interest Payment Dates with respect to the Notes will be May 15 and November 15 of each year. The first Interest Payment Date with respect to the Initial Notes will be May 15, 2016. Interest shall be paid to the Person in whose name the applicable Note is registered at the close of business on May 1, in the case of a May 15 Interest Payment Date, and November 1, in the case of a November 15 Interest Payment Date. Interest on the Initial Notes will accrue from November 13, 2015. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
All payments of principal, premium (if any) and interest on the Notes shall be made in accordance with Section 4.01 of the Original Indenture and in the manner set forth in Section 2.14 of the Original Indenture and Exhibit A hereto in the case of the 2020 Notes, Exhibit B hereto in the case of the 2022 Notes, Exhibit C hereto in the case of the 2025 Notes, Exhibit D hereto in the case of the 2035 Notes and Exhibit E hereto in the case of the 2045 Notes.
SECTION 1.03                                        No Sinking Fund or Payments of Additional Amounts.
The Notes will not be subject to a sinking fund and no payments of Additional Amounts shall be made on the Notes.
SECTION 1.04                                        Optional Redemption.
2020 Notes.
At any time and from time to time before October 15, 2020 (the "2020 Notes Par Call Date"), the 2020 Notes will be redeemable, in the Company's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to the greater of:
(i) 100% of the principal amount of the 2020 Notes being redeemed; and
(ii) as determined by an Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments on the 2020 Notes, discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points.
At any time and from time to time on or after the 2020 Notes Par Call Date, the 2020 Notes will be redeemable, in the Company's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to 100% of the principal amount of the 2020 Notes being redeemed.
Subject to the terms of the Original Indenture, the Company will also pay accrued and unpaid interest to the date of redemption on the 2020 Notes redeemed.
2022 Notes.
At any time and from time to time before September 15, 2022 (the "2022 Notes Par Call Date"), the 2022 Notes will be redeemable, in the Company's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to the greater of:

(i) 100% of the principal amount of the 2022 Notes being redeemed; and
(ii) as determined by an Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments on the 2022 Notes, discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points.
At any time and from time to time on or after the 2022 Notes Par Call Date, the 2022 Notes will be redeemable, in the Company's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to 100% of the principal amount of the 2022 Notes being redeemed.
Subject to the terms of the Original Indenture, the Company will also pay accrued and unpaid interest to the date of redemption on the 2022 Notes redeemed.
2025 Notes.
At any time and from time to time before August 15, 2025 (the "2025 Notes Par Call Date"), the 2025 Notes will be redeemable, in the Company's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to the greater of:
(i) 100% of the principal amount of the 2025 Notes being redeemed; and
(ii) as determined by an Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments on the 2025 Notes, discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points.
At any time and from time to time on or after the 2025 Notes Par Call Date, the 2025 Notes will be redeemable, in the Company's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to 100% of the principal amount of the 2025 Notes being redeemed.
Subject to the terms of the Original Indenture, the Company will also pay accrued and unpaid interest to the date of redemption on the 2025 Notes redeemed.
2035 Notes.
At any time and from time to time before May 15, 2035 (the "2035 Notes Par Call Date"), the 2035 Notes will be redeemable, in the Company's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to the greater of:
(i) 100% of the principal amount of the 2035 Notes being redeemed; and
(ii) as determined by an Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments on the 2035 Notes, discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points.
At any time and from time to time on or after the 2035 Notes Par Call Date, the 2035 Notes will be redeemable, in the Company's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to 100% of the principal amount of the 2035 Notes being redeemed.
Subject to the terms of the Original Indenture, the Company will also pay accrued and unpaid interest to the date of redemption on the 2035 Notes redeemed.
2045 Notes.
At any time and from time to time before May 15, 2045 (the "2045 Notes Par Call Date"), the 2045 Notes will be redeemable, in the Company's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to the greater of:
(i) 100% of the principal amount of the 2045 Notes being redeemed; and
(ii) as determined by an Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments on the 2045 Notes, discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points.
At any time and from time to time on or after the 2045 Notes Par Call Date, the 2045 Notes will be redeemable, in the Company's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to 100% of the principal amount of the 2045 Notes being redeemed.
Subject to the terms of the Original Indenture, the Company will also pay accrued and unpaid interest to the date of redemption on the 2045 Notes redeemed.
In the event of any redemption described in this Section 1.04, interest will accrue up to the date of redemption. Unless there is a default in payment of the Redemption Price, on and after the Redemption Date, interest will cease to accrue on the Notes or portions thereof called for redemption.
The following defined terms used solely for purposes of this Section 1.04 shall, unless the context otherwise requires, have the meanings specified below for purposes of the Notes.
"Treasury Rate" means the rate per year, calculated on the third Business Day preceding the Redemption Date, equal to (i) the yield, under the heading that represents the average for the immediately preceding week, appearing in the most recently published statistical release designated "H.15(519)" or any successor publication that is published weekly by the Board of Governors of the Federal Reserve System and that establishes yields on actively traded United States Treasury securities adjusted to constant maturity under the caption "Treasury Constant Maturities," for the maturity corresponding to the Comparable Treasury Issue; provided that if no maturity is within three months before or after the Par Call Date for the applicable series of Notes being redeemed, yields for the two published maturities most closely corresponding to the Comparable Treasury Issue will be determined and the Treasury Rate will be interpolated or extrapolated from those yields on a straight line basis rounding to the nearest month; or (ii) if that release, or any successor release, is not published during the week preceding the calculation date or does not contain such yields, the rate per year equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for that Redemption Date.
"Comparable Treasury Issue" means the United States Treasury security selected by an Independent Investment Banker that would be used, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the Par Call Date of the applicable series of Notes.
"Comparable Treasury Price" means (i) the average of the Reference Treasury Dealer Quotations for that Redemption Date, after excluding the highest and lowest of the Reference Treasury Dealer Quotations, or (ii) if the Company obtains fewer than three Reference Treasury Dealer Quotations, the average of all Reference Treasury Dealer Quotations so received.
"Independent Investment Banker" means one of the Reference Treasury Dealers that the Company appoints.
"Par Call Date" means the 2020 Notes Par Call Date in the case of the 2020 Notes, the 2022 Notes Par Call Date in the case of the 2022 Notes, the 2025 Notes Par Call Date in the case of the 2025 Notes, the 2035 Notes Par Call Date in the case of the 2035 Notes and the 2045 Notes Par Call Date in the case of the 2045 Notes.
"Reference Treasury Dealer" means each of Citigroup Global Markets Inc. (and its successors), Credit Suisse Securities (USA) LLC (and its successors), Merrill Lynch, Pierce, Fenner & Smith Incorporated (and its successors), Mizuho Securities USA Inc. (and its successors) and any other nationally recognized investment banking firm that is a primary U.S. Government securities dealer specified from time to time by the Company. If, however, any of them shall cease to be a primary U.S. Government securities dealer in New York City, the Company will substitute another nationally recognized investment banking firm that is such a dealer.
"Reference Treasury Dealer Quotations" means, with respect to each Reference Treasury Dealer and any Redemption Date, the average, as determined by the Company, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to the Company by such Reference Treasury Dealer as of 3:30 p.m., New York time, on the third Business Day preceding the Redemption Date.
"Remaining Scheduled Payments" means the remaining scheduled payments of the principal of and interest on each Note of the series to be redeemed that would be due after the related Redemption Date but for such redemption if such series of Notes matured on the applicable Par Call Date. If the Redemption Date is not an Interest Payment Date with respect to the Note of the series being redeemed, the amount of the next succeeding scheduled interest payment on the

Note of the series being redeemed will be reduced by the amount of interest accrued thereon to that Redemption Date.
SECTION 1.05                                        Special Mandatory Redemption.
The Company has entered into an Agreement and Plan of Merger, dated as of November 16, 2014 (as it may be amended, restated or supplemented from time to time, the "Merger Agreement"), among the Company, Red Tiger LLC and Baker Hughes Incorporated to acquire all of the outstanding shares of Baker Hughes Incorporated (the "Baker Hughes acquisition").
If the Baker Hughes acquisition is not completed on or prior to November 13, 2016, or if, prior to such date, the Merger Agreement is terminated for any reason (each, a "Special Mandatory Redemption Event"), the 2020 Notes and the 2022 Notes (collectively, the "Redeemable Notes") will be redeemed in whole at a special mandatory redemption price (the "Special Mandatory Redemption Price") equal to 101% of the aggregate principal amount of the applicable series of Redeemable Notes being redeemed, plus, in each case, accrued but unpaid interest on the principal amount of such series of Redeemable Notes to, but not including, the Special Mandatory Redemption Date (as defined below).
Upon the occurrence of a Special Mandatory Redemption Event, the Company shall promptly (but in no event later than 5 Business Days following such Special Mandatory Redemption Event) notify the Trustee in writing of such event, and shall, no later than 5 Business Days following such notice to the Trustee, mail (or with respect to Global Securities, to the extent permitted or required by applicable procedures or regulations of the Depositary, send electronically) a notice of redemption to the registered address of each Holder of the Redeemable Notes (such date of notification to the Holders, the "Redemption Notice Date") fixing the date of such special mandatory redemption, which date shall not be later than the 30th day following the Redemption Notice Date (such date, the "Special Mandatory Redemption Date"), in accordance with Section 10.02 of the Original Indenture. The Company shall notify each Holder of the Redeemable Notes in accordance with Section 10.02 of the Original Indenture that all of the outstanding Redeemable Notes shall be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the Holders of any series of Redeemable Notes. At or prior to 12:00 p.m. (New York City time) on the Business Day immediately preceding the Special Mandatory Redemption Date, the Company shall deposit with the Trustee funds sufficient to pay the Special Mandatory Redemption Price for each series of Redeemable Notes. If such deposit is made as provided above, all of the Redeemable Notes will cease to bear interest on and after the Special Mandatory Redemption Date.
The 2025 Notes, the 2035 Notes and the 2045 Notes shall not be subject to this Section 1.05.
Upon the closing of the Baker Hughes acquisition, the provisions of this Section 1.05 regarding the special mandatory redemption will cease to apply.
SECTION 1.06                                        Denominations.
The Notes shall be issued only in fully registered book-entry form, without coupons, in denominations of $2,000 and integral multiples of $1,000 in excess thereof.

ARTICLE II
MISCELLANEOUS
SECTION 2.01                                        Trustee Matters.  The recitals in this Eighth Supplemental Indenture are made by the Company only and not by the Trustee, and all of the provisions contained in the Original Indenture in respect of the rights, privileges, immunities, powers and duties of the Trustee shall be applicable in respect of the Notes and of this Eighth Supplemental Indenture as fully and with like effect as if set forth herein in full.
SECTION 2.02                                        Ratification.  The Original Indenture is in all respects ratified and confirmed, and the Original Indenture and this Eighth Supplemental Indenture shall be read, taken and construed as one and the same instrument; provided that, in case of conflict between this Eighth Supplemental Indenture and the Original Indenture, this Eighth Supplemental Indenture shall control.
SECTION 2.03                                        Counterpart Originals.  This Eighth Supplemental Indenture may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts shall together constitute one and the same instrument.
SECTION 2.04                                        Performance by DTC, Euroclear or Cede & Co.  Neither the Company nor the Trustee will have any responsibility for the performance of DTC, Euroclear or Cede & Co., or any of their participants, direct or indirect, of their respective obligations under the rules and procedures governing their operations.
SECTION 2.05                                        Trust Indenture Act Controls.  If any provision of this Eighth Supplemental Indenture limits, qualifies or conflicts with the duties imposed by operation of Section 318(c) of the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb), the imposed duties shall control.
SECTION 2.06                                        Effect of Headings.  The Article and Section headings herein have been inserted for convenience of reference only, are not to be considered a part hereof and shall in no way modify or restrict any of the terms or provisions hereof.
SECTION 2.07                                        Governing Law.  This Eighth Supplemental Indenture and the Notes shall be governed by, and construed in accordance with, the laws of the State of New York.
SECTION 2.08                                        Provisions for the Sole Benefit of Parties and Holders.  Nothing in the Original Indenture, as supplemented, amended and modified by this Eighth Supplemental Indenture, or in the Notes, expressed or implied, is intended or shall be construed to confer upon, or to give or grant to, any person or entity, other than the Company, the Trustee, the Paying Agent and the registered owners of the Notes, any legal or equitable right, remedy or claim under or by reason of the Indenture or any covenant, condition or stipulation hereof, and all covenants, stipulations, promises and agreements in the Indenture contained by and on behalf of the Company shall be for the sole and exclusive benefit of the Company, the Trustee, the Paying Agent and the registered owners of the Notes.

IN WITNESS WHEREOF, the parties hereto have caused this Eighth Supplemental Indenture to be duly executed as of the day and year first above written.
HALLIBURTON COMPANY, as Issuer
By:            /s/ Timothy M. McKeon
Name: Timothy M. McKeon
 Title:   Vice President and Treasurer
THE BANK OF NEW YORK MELLON
 TRUST COMPANY, N.A., as Trustee
By:            /s/ Valère D. Boyd
Name: Valère D. Boyd
 Title:   Vice President

[Signature Page to Eighth Supplemental Indenture]

EXHIBIT A
FORM OF 2020 NOTE
[FACE OF SECURITY]
[Global Note]
 [Certificated Note]
[IF THIS SECURITY IS TO BE A GLOBAL NOTE, IT SHALL BEAR THE FOLLOWING LEGEND:]
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
[FOR AS LONG AS THIS GLOBAL SECURITY IS DEPOSITED WITH OR ON BEHALF OF THE DEPOSITORY TRUST COMPANY IT SHALL BEAR THE FOLLOWING LEGEND:]
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO HALLIBURTON COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

HALLIBURTON COMPANY
2.700% SENIOR NOTES DUE 2020
No.	CUSIP No. 406216 BF7
ISIN No. US406216BF76
$ [, or such
greater or lesser amount as
indicated on Schedule I
hereto,]1
Halliburton Company, a Delaware corporation (the "Issuer"), for value received promises to pay to Cede & Co., or registered assigns, the principal sum of Dollars[, or such greater or lesser amount as indicated on Schedule I hereto,]1 on November 15, 2020.
Interest Payment Dates:	May 15 and November 15
Record Dates:	May 1 and November 1
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officers.
Dated:
HALLIBURTON COMPANY
By:      __________________________________________________
Name: Christian A. Garcia
Title:    Senior Vice President, Finance
                and Acting Chief Financial Officer
By:      __________________________________________________
Name:  Timothy M. McKeon
 Title:    Vice President and Treasurer
Attest:
By:        _____________________________________________
Name:  Bruce A. Metzinger
Title:    Assistant Secretary

1 To be included in any Global Note.

Certificate of Authentication:
This is one of the Securities of the series
designated therein referred to in the within-
 mentioned Indenture.
THE BANK OF NEW YORK MELLON
 TRUST COMPANY, N.A., as Trustee
By:		Dated:
Authorized Signatory

[REVERSE OF SECURITY]
HALLIBURTON COMPANY
2.700% SENIOR NOTES DUE 2020
This Security is one of a duly authorized issue of 2.700% Senior Notes Due 2020 (the "Securities") of Halliburton Company, a Delaware corporation (the "Issuer"). The Issuer issued the Securities under an Indenture dated as of October 17, 2003 (the "Original Indenture") between the Issuer and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as trustee (the "Trustee"), as supplemented by the Eighth Supplemental Indenture dated as of November 13, 2015 (the "Eighth Supplemental Indenture" and, together with the Original Indenture, the "Indenture"). Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.
1.    Interest. The Issuer promises to pay interest on the principal amount of this Security at 2.700% per annum from November 13, 2015 until maturity. The Issuer will pay interest semiannually on May 15 and November 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from November 13, 2015; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be May 15, 2016. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
2.    Method of Payment. The Issuer will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Issuer will pay the principal of and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Such amounts shall be payable at the offices of the Trustee or any Paying Agent, provided that at the option of the Issuer, the Issuer may pay such amounts (1) by wire transfer with respect to Securities represented by a Global Note or (2) by check payable in such money mailed to a Holder's registered address with respect to any Security.
3.    Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Issuer may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Issuer or any of the Issuer's subsidiaries may act in any such capacity.
4.    Indenture. The terms of the Securities include those stated in the Indenture and the provisions made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Eighth Supplemental Indenture; provided, that if any provision of the Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA Section 318(c), the imposed duties shall control. Holders are referred to the Indenture and the TIA for a statement of such terms and provisions. The Securities are unsecured senior obligations of the Issuer and rank equally with all of the Issuer's existing and future unsecured indebtedness. The Indenture provides for the issuance of other series of debt securities thereunder.
5.    Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Securities during the period between a record date and the corresponding Interest Payment Date.
6.    Optional Redemption. No sinking fund is provided for the Securities. At any time and from time to time before October 15, 2020, the Securities will be redeemable, in the Issuer's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to the greater of:
(i)            100% of the principal amount of the Securities being redeemed; and
(ii)            as determined by an Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments on the Securities, discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 20 basis points.
At any time and from time to time on or after October 15, 2020, the Securities will be redeemable, in the Issuer's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to 100% of the principal amount of the Securities being redeemed.
In the event of any such redemption, interest will accrue up to the date of redemption. Unless there is a default in payment of the redemption amount, on and after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.
7.    Special Mandatory Redemption. The Issuer has entered into an Agreement and Plan of Merger, dated as of November 16, 2014 (as it may be amended, restated or supplemented from time to time, the "Merger Agreement"), among the Issuer, Red Tiger LLC and Baker Hughes Incorporated to acquire all of the outstanding shares of Baker Hughes Incorporated (the "Baker Hughes acquisition").
If the Baker Hughes acquisition is not completed on or prior to November 13, 2016, or if, prior to such date, the Merger Agreement is terminated for any reason (each, a "Special Mandatory Redemption Event"), the Securities will be redeemed in whole at a special mandatory redemption price (the "Special Mandatory Redemption Price") equal to 101% of the aggregate principal amount of the Securities being redeemed, plus accrued but unpaid interest on the principal amount of such Securities to, but not including, the Special Mandatory Redemption Date (as defined below).

Upon the occurrence of a Special Mandatory Redemption Event, the Issuer shall promptly (but in no event later than 5 Business Days following such Special Mandatory Redemption Event) notify the Trustee in writing of such event, and shall, no later than 5 Business Days following such notice to the Trustee, mail (or with respect to Global Securities, to the extent permitted or required by applicable procedures or regulations of the Depositary, send electronically) a notice of redemption to the registered address of each Holder of the Securities (such date of notification to the Holders, the "Redemption Notice Date") fixing the date of such special mandatory redemption, which date shall not be later than the 30th day following the Redemption Notice Date (such date, the "Special Mandatory Redemption Date"), in accordance with Section 10.02 of the Original Indenture. The Issuer shall notify each Holder of the Securities in accordance with Section 10.02 of the Original Indenture that all of the outstanding Securities shall be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the Holders of any of the Securities. At or prior to 12:00 p.m. (New York City time) on the Business Day immediately preceding the Special Mandatory Redemption Date, the Issuer shall deposit with the Trustee funds sufficient to pay the Special Mandatory Redemption Price for the Securities. If such deposit is made as provided above, all of the Securities will cease to bear interest on and after the Special Mandatory Redemption Date.
Upon the closing of the Baker Hughes acquisition, the provisions regarding the special mandatory redemption will cease to apply.
8.    Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.
9.    Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented by the Issuer and the Trustee with the written consent (including consents obtained in connection with a tender offer or exchange offer or a solicitation of consents, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities) of the Holders of at least a majority in principal amount of the then outstanding Securities affected by such amendment or supplement (provided that if such amendment or supplement affects holders of securities of other series issued under the Original Indenture, the Holders of the Securities and such other series of securities shall act as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) or interest on the Securities or a continued Default in respect of a provision that cannot be amended or supplemented without the consent of each Holder of the Securities affected) by the Holders of at least a majority in principal amount of the then outstanding Securities (or of all series of securities issued under the Original Indenture acting as one class in the case of a Default or Event of Default with respect to all such series, as the case may be) in accordance with the terms of the Indenture. The Issuer and the Trustee may amend or supplement the Indenture or the Securities or waive any provision of either without the consent of the Holders, to:
(1)            cure any ambiguity, omission, defect or inconsistency;
(2)            evidence the assumption by a Successor of the Issuer's obligations under the Indenture and the Securities;

(3)            provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for the issuance of bearer securities (with or without coupons);
(4)            provide any security for the Securities or to add guarantees of, or additional obligors on, the Securities;
(5)            comply with any requirement in order to effect or maintain the qualification of the Indenture under the TIA;
(6)            add to the covenants of the Issuer for the benefit of the Holders of the Securities, or to surrender any right or power conferred by the Indenture upon the Issuer;
(7)            add any additional Events of Default with respect to the Securities;
(8)            change or eliminate any of the provisions of the Indenture, provided that any such change or elimination shall become effective only when there are no outstanding Securities that are adversely affected in any material respect by such changes in or elimination of such provisions;
(9)            supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to Section 8.01 of the Original Indenture, provided, however, that any such action shall not adversely affect the interest of the Holders of the Securities or the holders of any other series of securities issued under the Original Indenture in any material respect;
(10)            evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, pursuant to the requirements of Section 7.08 of the Original Indenture; or
(11)            make any other change that does not adversely affect the rights of any Holder of Securities.
The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Issuer to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of Securities with respect to which such consent is required or sought as of a date fixed in accordance with the terms of the Indenture.
Without the consent of each Holder affected, the Issuer may not:
(1)            reduce the amount of securities issued under the Original Indenture (including the Securities) whose Holders must consent to an amendment, supplement or waiver;
(2)            reduce the rate of or change the time for payment of interest, including default interest, on any Security;

(3)            reduce the principal of or any premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security;
(4)            reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed;
(5)            change the coin or currency or currencies (including composite currencies) in which any Security or any premium or interest with respect thereto are payable;
(6)            impair the right to institute suit for the enforcement of any payment of principal of, premium (if any) or interest on any Security pursuant to Sections 6.07 and 6.08 of the Original Indenture, except as limited by Section 6.06 of the Original Indenture;
(7)            make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture pursuant to Section 6.04 or 6.07 of the Original Indenture or make any change in the fifth paragraph of Section 9.02 of the Original Indenture; or
(8)            waive a continuing Default or Event of Default in the payment of principal of, premium (if any) or interest on the Securities.
A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of securities issued under the Original Indenture (including the Securities), or which modifies the rights of the holders of securities of such series of securities issued under the Original Indenture (including the Securities) with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the holders of the securities of any other series.
10.                  Defaults and Remedies. Events of Default are defined in the Indenture and with respect to the Securities generally include:
(1)            default by the Issuer in the payment of interest on the Securities when the same becomes due and payable and such default continues for a period of 30 days;
(2)            default by the Issuer in the payment of principal of the Securities at their Stated Maturity or premium (if any) on the Securities when the same becomes due and payable;
(3)            default by the Issuer in its compliance with any of its other covenants or agreements in, or provisions of, the Securities or the Indenture which shall not have been remedied within 60 days after written notice to the Issuer by the Trustee or to the Issuer and Trustee by the holders of at least 25% in aggregate principal amount of the securities of all series of securities issued under the Original Indenture (including the Securities) then outstanding affected by such default;
(4)            default by the Issuer in a scheduled payment at maturity, upon redemption or otherwise, in the aggregate principal amount of $125 million or more, after the expiration of any applicable grace period, of any Indebtedness or the acceleration of any Indebtedness of the Issuer in such aggregate principal amount, so that it becomes due and payable prior to the date on which it would otherwise have become due and payable and such payment default is not cured or such acceleration is not rescinded within 30 days after notice to the Issuer in accordance with the terms of the Indebtedness; and
(5)            certain events involving bankruptcy, insolvency or reorganization affecting the Issuer.
The Trustee shall not be deemed to know or have notice of any Default or Event of Default unless a Trust Officer at the Corporate Trust Office of the Trustee receives written notice at the Corporate Trust Office of the Trustee of such Default or Event of Default with specific reference to such Default or Event of Default.
If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities affected by such Event of Default (or, in the case of an Event of Default described in clause (3) above, if outstanding securities of other series of securities issued under the Original Indenture are affected by such Event of Default, then at least 25% in principal amount of the then outstanding securities of all series (including the Securities) so affected), may declare the principal of and accrued and unpaid interest on all then outstanding Securities or securities of all such series, as the case may be, to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization affecting the Issuer, all outstanding Securities become due and payable immediately without further action or notice by the Trustee or any Holder. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or may direct the Trustee in its exercise of any trust or power conferred on the Trustee. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium (if any) or interest) if it determines that withholding notice is in their interests. The Issuer must furnish an annual compliance certificate to the Trustee.
11.                  Discharge Prior to Maturity. The Indenture with respect to the Securities shall be discharged and canceled upon the payment of all of the Securities issued thereunder and shall be discharged under certain circumstances specified in the Indenture upon the irrevocable deposit with the Trustee of funds or Government Obligations sufficient for such payment and the satisfaction of certain other conditions specified in the Indenture.
12.                  Defeasance. Subject to certain exceptions and conditions specified in the Indenture, the Issuer at any time may terminate some or all of its obligations under the Securities and the Indenture upon the irrevocable deposit with the Trustee of funds or Government Obligations sufficient for the payment of all the Securities on the dates those payments are due and payable.
13.                  Trustee Dealings with the Issuer. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not Trustee.

14.                  No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Issuer shall not have any liability for any obligations of the Issuer under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.
15.                  Authentication. The Securities shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
16.                  CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.
17.                  Indenture to Control; Governing Law. In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control. The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.
18.                  Successor Person. When a Successor assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor person will (except in certain circumstances specified in the Indenture) be released from those obligations.
19.                  Abbreviations and Definitions. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:
Halliburton Company
3000 North Sam Houston Parkway East
Houston, Texas 77032
Telephone: (281) 871-2699
 Attention: General Counsel

SCHEDULE I2
The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $         . The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.

Decrease in Principal Amount of Securities	Increase in Principal Amount of Securities	Principal Amount of Securities Remaining After Such Decrease or Increase	Notation by Security Registrar

2 To be included in any Global Note.

ASSIGNMENT FORM
To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee's social security or tax I.D. number)

(Print or type assignee's name, address and zip code)
and irrevocably appoint_____________________________________________________________________________________
as agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)
This assignment relates to $______ principal amount of 2.700% Senior Notes due 2020 of Halliburton Company held in3______  book-entry or ______  definitive form by______________ (the "Transferor").
The Transferor has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.
_________________________________________
 [INSERT NAME OF TRANSFEROR]
By:
Name:
Title:
 Address:

Date:

3 Fill in blank or check appropriate box, as applicable.

EXHIBIT B
FORM OF 2022 NOTE
[FACE OF SECURITY]
[Global Note]
 [Certificated Note]
[IF THIS SECURITY IS TO BE A GLOBAL NOTE, IT SHALL BEAR THE FOLLOWING LEGEND:]
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
[FOR AS LONG AS THIS GLOBAL SECURITY IS DEPOSITED WITH OR ON BEHALF OF THE DEPOSITORY TRUST COMPANY IT SHALL BEAR THE FOLLOWING LEGEND:]
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO HALLIBURTON COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

HALLIBURTON COMPANY
3.375% SENIOR NOTES DUE 2022
No.	CUSIP No. 406216 BH3
ISIN No. US406216BH33
$ [, or such
greater or lesser amount as
indicated on Schedule I
hereto,]1
Halliburton Company, a Delaware corporation (the "Issuer"), for value received promises to pay to Cede & Co., or registered assigns, the principal sum of Dollars[, or such greater or lesser amount as indicated on Schedule I hereto,]4 on November 15, 2022.
Interest Payment Dates:	May 15 and November 15
Record Dates:	May 1 and November 1
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officers.
Dated:
HALLIBURTON COMPANY
By:      __________________________________________________
Name: Christian A. Garcia
Title:    Senior Vice President, Finance
                and Acting Chief Financial Officer
By:      __________________________________________________
Name:  Timothy M. McKeon
 Title:    Vice President and Treasurer
Attest:
By:        _____________________________________________
Name:  Bruce A. Metzinger
Title:    Assistant Secretary

4 To be included in any Global Note.

Certificate of Authentication:
This is one of the Securities of the series
designated therein referred to in the within-
 mentioned Indenture.
THE BANK OF NEW YORK MELLON
 TRUST COMPANY, N.A., as Trustee
By:		Dated:
Authorized Signatory

[REVERSE OF SECURITY]
HALLIBURTON COMPANY
3.375% SENIOR NOTES DUE 2022
This Security is one of a duly authorized issue of 3.375% Senior Notes Due 2022 (the "Securities") of Halliburton Company, a Delaware corporation (the "Issuer"). The Issuer issued the Securities under an Indenture dated as of October 17, 2003 (the "Original Indenture") between the Issuer and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as trustee (the "Trustee"), as supplemented by the Eighth Supplemental Indenture dated as of November 13, 2015 (the "Eighth Supplemental Indenture" and, together with the Original Indenture, the "Indenture"). Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.
1.    Interest. The Issuer promises to pay interest on the principal amount of this Security at 3.375% per annum from November 13, 2015 until maturity. The Issuer will pay interest semiannually on May 15 and November 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from November 13, 2015; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be May 15, 2016. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
2.    Method of Payment. The Issuer will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Issuer will pay the principal of and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Such amounts shall be payable at the offices of the Trustee or any Paying Agent, provided that at the option of the Issuer, the Issuer may pay such amounts (1) by wire transfer with respect to Securities represented by a Global Note or (2) by check payable in such money mailed to a Holder's registered address with respect to any Security.
3.    Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Issuer may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Issuer or any of the Issuer's subsidiaries may act in any such capacity.
4.    Indenture. The terms of the Securities include those stated in the Indenture and the provisions made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Eighth Supplemental Indenture; provided, that if any provision of the Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA Section 318(c), the imposed duties shall control. Holders are referred to the Indenture and the TIA for a statement of such terms and provisions. The Securities are unsecured senior obligations of the Issuer and rank equally with all of the Issuer's existing and future unsecured indebtedness. The Indenture provides for the issuance of other series of debt securities thereunder.
5.    Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Securities during the period between a record date and the corresponding Interest Payment Date.
6.    Optional Redemption. No sinking fund is provided for the Securities. At any time and from time to time before September 15, 2022, the Securities will be redeemable, in the Issuer's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to the greater of:
(i)            100% of the principal amount of the Securities being redeemed; and
(ii)            as determined by an Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments on the Securities, discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points.
At any time and from time to time on or after September 15, 2022, the Securities will be redeemable, in the Issuer's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to 100% of the principal amount of the Securities being redeemed.
In the event of any such redemption, interest will accrue up to the date of redemption. Unless there is a default in payment of the redemption amount, on and after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.
7.    Special Mandatory Redemption. The Issuer has entered into an Agreement and Plan of Merger, dated as of November 16, 2014 (as it may be amended, restated or supplemented from time to time, the "Merger Agreement"), among the Issuer, Red Tiger LLC and Baker Hughes Incorporated to acquire all of the outstanding shares of Baker Hughes Incorporated (the "Baker Hughes acquisition").
If the Baker Hughes acquisition is not completed on or prior to November 13, 2016, or if, prior to such date, the Merger Agreement is terminated for any reason (each, a "Special Mandatory Redemption Event"), the Securities will be redeemed in whole at a special mandatory redemption price (the "Special Mandatory Redemption Price") equal to 101% of the aggregate principal amount of the Securities being redeemed, plus accrued but unpaid interest on the principal amount of such Securities to, but not including, the Special Mandatory Redemption Date (as defined below).

Upon the occurrence of a Special Mandatory Redemption Event, the Issuer shall promptly (but in no event later than 5 Business Days following such Special Mandatory Redemption Event) notify the Trustee in writing of such event, and shall, no later than 5 Business Days following such notice to the Trustee, mail (or with respect to Global Securities, to the extent permitted or required by applicable procedures or regulations of the Depositary, send electronically) a notice of redemption to the registered address of each Holder of the Securities (such date of notification to the Holders, the "Redemption Notice Date") fixing the date of such special mandatory redemption, which date shall not be later than the 30th day following the Redemption Notice Date (such date, the "Special Mandatory Redemption Date"), in accordance with Section 10.02 of the Original Indenture. The Issuer shall notify each Holder of the Securities in accordance with Section 10.02 of the Original Indenture that all of the outstanding Securities shall be redeemed at the Special Mandatory Redemption Price on the Special Mandatory Redemption Date automatically and without any further action by the Holders of any of the Securities. At or prior to 12:00 p.m. (New York City time) on the Business Day immediately preceding the Special Mandatory Redemption Date, the Issuer shall deposit with the Trustee funds sufficient to pay the Special Mandatory Redemption Price for the Securities. If such deposit is made as provided above, all of the Securities will cease to bear interest on and after the Special Mandatory Redemption Date.
Upon the closing of the Baker Hughes acquisition, the provisions regarding the special mandatory redemption will cease to apply.
8.    Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.
9.    Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented by the Issuer and the Trustee with the written consent (including consents obtained in connection with a tender offer or exchange offer or a solicitation of consents, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities) of the Holders of at least a majority in principal amount of the then outstanding Securities affected by such amendment or supplement (provided that if such amendment or supplement affects holders of securities of other series issued under the Original Indenture, the Holders of the Securities and such other series of securities shall act as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) or interest on the Securities or a continued Default in respect of a provision that cannot be amended or supplemented without the consent of each Holder of the Securities affected) by the Holders of at least a majority in principal amount of the then outstanding Securities (or of all series of securities issued under the Original Indenture acting as one class in the case of a Default or Event of Default with respect to all such series, as the case may be) in accordance with the terms of the Indenture. The Issuer and the Trustee may amend or supplement the Indenture or the Securities or waive any provision of either without the consent of the Holders, to:
(1)            cure any ambiguity, omission, defect or inconsistency;
(2)            evidence the assumption by a Successor of the Issuer's obligations under the Indenture and the Securities;

(3)            provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for the issuance of bearer securities (with or without coupons);
(4)            provide any security for the Securities or to add guarantees of, or additional obligors on, the Securities;
(5)            comply with any requirement in order to effect or maintain the qualification of the Indenture under the TIA;
(6)            add to the covenants of the Issuer for the benefit of the Holders of the Securities, or to surrender any right or power conferred by the Indenture upon the Issuer;
(7)            add any additional Events of Default with respect to the Securities;
(8)            change or eliminate any of the provisions of the Indenture, provided that any such change or elimination shall become effective only when there are no outstanding Securities that are adversely affected in any material respect by such changes in or elimination of such provisions;
(9)            supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to Section 8.01 of the Original Indenture, provided, however, that any such action shall not adversely affect the interest of the Holders of the Securities or the holders of any other series of securities issued under the Original Indenture in any material respect;
(10)            evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, pursuant to the requirements of Section 7.08 of the Original Indenture; or
(11)            make any other change that does not adversely affect the rights of any Holder of Securities.
The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Issuer to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of Securities with respect to which such consent is required or sought as of a date fixed in accordance with the terms of the Indenture.
Without the consent of each Holder affected, the Issuer may not:
(1)            reduce the amount of securities issued under the Original Indenture (including the Securities) whose Holders must consent to an amendment, supplement or waiver;
(2)            reduce the rate of or change the time for payment of interest, including default interest, on any Security;

(3)            reduce the principal of or any premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security;
(4)            reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed;
(5)            change the coin or currency or currencies (including composite currencies) in which any Security or any premium or interest with respect thereto are payable;
(6)            impair the right to institute suit for the enforcement of any payment of principal of, premium (if any) or interest on any Security pursuant to Sections 6.07 and 6.08 of the Original Indenture, except as limited by Section 6.06 of the Original Indenture;
(7)            make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture pursuant to Section 6.04 or 6.07 of the Original Indenture or make any change in the fifth paragraph of Section 9.02 of the Original Indenture; or
(8)            waive a continuing Default or Event of Default in the payment of principal of, premium (if any) or interest on the Securities.
A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of securities issued under the Original Indenture (including the Securities), or which modifies the rights of the holders of securities of such series of securities issued under the Original Indenture (including the Securities) with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the holders of the securities of any other series.
10.                  Defaults and Remedies. Events of Default are defined in the Indenture and with respect to the Securities generally include:
(1)            default by the Issuer in the payment of interest on the Securities when the same becomes due and payable and such default continues for a period of 30 days;
(2)            default by the Issuer in the payment of principal of the Securities at their Stated Maturity or premium (if any) on the Securities when the same becomes due and payable;
(3)            default by the Issuer in its compliance with any of its other covenants or agreements in, or provisions of, the Securities or the Indenture which shall not have been remedied within 60 days after written notice to the Issuer by the Trustee or to the Issuer and Trustee by the holders of at least 25% in aggregate principal amount of the securities of all series of securities issued under the Original Indenture (including the Securities) then outstanding affected by such default;
(4)            default by the Issuer in a scheduled payment at maturity, upon redemption or otherwise, in the aggregate principal amount of $125 million or more, after the expiration of any applicable grace period, of any Indebtedness or the acceleration of any Indebtedness of the Issuer in such aggregate principal amount, so that it becomes due and payable prior to the date on which it would otherwise have become due and payable and such payment default is not cured or such acceleration is not rescinded within 30 days after notice to the Issuer in accordance with the terms of the Indebtedness; and
(5)            certain events involving bankruptcy, insolvency or reorganization affecting the Issuer.
The Trustee shall not be deemed to know or have notice of any Default or Event of Default unless a Trust Officer at the Corporate Trust Office of the Trustee receives written notice at the Corporate Trust Office of the Trustee of such Default or Event of Default with specific reference to such Default or Event of Default.
If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities affected by such Event of Default (or, in the case of an Event of Default described in clause (3) above, if outstanding securities of other series of securities issued under the Original Indenture are affected by such Event of Default, then at least 25% in principal amount of the then outstanding securities of all series (including the Securities) so affected), may declare the principal of and accrued and unpaid interest on all then outstanding Securities or securities of all such series, as the case may be, to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization affecting the Issuer, all outstanding Securities become due and payable immediately without further action or notice by the Trustee or any Holder. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or may direct the Trustee in its exercise of any trust or power conferred on the Trustee. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium (if any) or interest) if it determines that withholding notice is in their interests. The Issuer must furnish an annual compliance certificate to the Trustee.
11.                  Discharge Prior to Maturity. The Indenture with respect to the Securities shall be discharged and canceled upon the payment of all of the Securities issued thereunder and shall be discharged under certain circumstances specified in the Indenture upon the irrevocable deposit with the Trustee of funds or Government Obligations sufficient for such payment and the satisfaction of certain other conditions specified in the Indenture.
12.                  Defeasance. Subject to certain exceptions and conditions specified in the Indenture, the Issuer at any time may terminate some or all of its obligations under the Securities and the Indenture upon the irrevocable deposit with the Trustee of funds or Government Obligations sufficient for the payment of all the Securities on the dates those payments are due and payable.
13.                  Trustee Dealings with the Issuer. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not Trustee.

14.                  No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Issuer shall not have any liability for any obligations of the Issuer under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.
15.                  Authentication. The Securities shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
16.                  CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.
17.                  Indenture to Control; Governing Law. In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control. The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.
18.                  Successor Person. When a Successor assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor person will (except in certain circumstances specified in the Indenture) be released from those obligations.
19.                  Abbreviations and Definitions. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).
The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:
Halliburton Company
3000 North Sam Houston Parkway East
Houston, Texas 77032
Telephone: (281) 871-2699
 Attention: General Counsel

SCHEDULE I5
The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $         . The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.

Decrease in Principal Amount of Securities	Increase in Principal Amount of Securities	Principal Amount of Securities Remaining After Such Decrease or Increase	Notation by Security Registrar

5 To be included in any Global Note.

ASSIGNMENT FORM
To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee's social security or tax I.D. number)

(Print or type assignee's name, address and zip code)
and irrevocably appoint_____________________________________________________________________________________
as agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)
This assignment relates to $______ principal amount of 3.375% Senior Notes due 2022 of Halliburton Company held in6______  book-entry or ______  definitive form by______________ (the "Transferor").
The Transferor has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.
_________________________________________
 [INSERT NAME OF TRANSFEROR]
By:
Name:
Title:
 Address:

Date:

6 Fill in blank or check appropriate box, as applicable.

EXHIBIT C
FORM OF 2025 NOTE
[FACE OF SECURITY]
[Global Note]
 [Certificated Note]
[IF THIS SECURITY IS TO BE A GLOBAL NOTE, IT SHALL BEAR THE FOLLOWING LEGEND:]
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
[FOR AS LONG AS THIS GLOBAL SECURITY IS DEPOSITED WITH OR ON BEHALF OF THE DEPOSITORY TRUST COMPANY IT SHALL BEAR THE FOLLOWING LEGEND:]
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO HALLIBURTON COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

HALLIBURTON COMPANY
3.800% SENIOR NOTES DUE 2025
No.	CUSIP No. 406216 BG5
ISIN No. US406216BG59
$ [, or such
greater or lesser amount as
indicated on Schedule I
hereto,]1
Halliburton Company, a Delaware corporation (the "Issuer"), for value received promises to pay to Cede & Co., or registered assigns, the principal sum of Dollars[, or such greater or lesser amount as indicated on Schedule I hereto,]7 on November 15, 2025.
Interest Payment Dates:	May 15 and November 15
Record Dates:	May 1 and November 1
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officers.
Dated:
HALLIBURTON COMPANY
By:      __________________________________________________
Name: Christian A. Garcia
Title:    Senior Vice President, Finance
                and Acting Chief Financial Officer
By:      __________________________________________________
Name:  Timothy M. McKeon
 Title:    Vice President and Treasurer
Attest:
By:        _____________________________________________
Name:  Bruce A. Metzinger
Title:    Assistant Secretary

7 To be included in any Global Note.

Certificate of Authentication:
This is one of the Securities of the series
designated therein referred to in the within-
 mentioned Indenture.
THE BANK OF NEW YORK MELLON
 TRUST COMPANY, N.A., as Trustee
By:		Dated:
Authorized Signatory

[REVERSE OF SECURITY]
HALLIBURTON COMPANY
3.800% SENIOR NOTES DUE 2025
This Security is one of a duly authorized issue of 3.800% Senior Notes Due 2025 (the "Securities") of Halliburton Company, a Delaware corporation (the "Issuer"). The Issuer issued the Securities under an Indenture dated as of October 17, 2003 (the "Original Indenture") between the Issuer and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as trustee (the "Trustee"), as supplemented by the Eighth Supplemental Indenture dated as of November 13, 2015 (the "Eighth Supplemental Indenture" and, together with the Original Indenture, the "Indenture"). Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.
1.    Interest. The Issuer promises to pay interest on the principal amount of this Security at 3.800% per annum from November 13, 2015 until maturity. The Issuer will pay interest semiannually on May 15 and November 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from November 13, 2015; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be May 15, 2016. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
2.    Method of Payment. The Issuer will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Issuer will pay the principal of and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Such amounts shall be payable at the offices of the Trustee or any Paying Agent, provided that at the option of the Issuer, the Issuer may pay such amounts (1) by wire transfer with respect to Securities represented by a Global Note or (2) by check payable in such money mailed to a Holder's registered address with respect to any Security.
3.    Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Issuer may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Issuer or any of the Issuer's subsidiaries may act in any such capacity.
4.    Indenture. The terms of the Securities include those stated in the Indenture and the provisions made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Eighth Supplemental Indenture; provided, that if any provision of the Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA Section 318(c), the imposed duties shall control. Holders are referred to the Indenture and the TIA for a statement of such terms and provisions. The Securities are unsecured senior obligations of the Issuer and rank equally with all of the Issuer's existing and future unsecured indebtedness. The Indenture provides for the issuance of other series of debt securities thereunder.
5.    Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Securities during the period between a record date and the corresponding Interest Payment Date.
6.    Redemption. No sinking fund is provided for the Securities. At any time and from time to time before August 15, 2025, the Securities will be redeemable, in the Issuer's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to the greater of:
(i)            100% of the principal amount of the Securities being redeemed; and
(ii)            as determined by an Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments on the Securities, discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 25 basis points.
At any time and from time to time on or after August 15, 2025, the Securities will be redeemable, in the Issuer's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to 100% of the principal amount of the Securities being redeemed.
In the event of any such redemption, interest will accrue up to the date of redemption. Unless there is a default in payment of the redemption amount, on and after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.
7.    Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.
8.    Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented by the Issuer and the Trustee with the written consent (including consents obtained in connection with a tender offer or exchange offer or a solicitation of consents, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities) of the Holders of at least a majority in principal amount of the then outstanding Securities affected by such amendment or supplement (provided that if such amendment or supplement affects holders of securities of other series issued under the Original Indenture, the Holders of the Securities and such other series of securities shall act as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) or interest on the Securities or a continued Default in respect of a provision that cannot be amended or supplemented without the consent of each Holder of the Securities affected) by the Holders of at least a majority in principal amount of the then outstanding Securities (or of all series of securities issued under the Original Indenture acting as one class in the case of a Default or Event of Default with respect to all such series, as the case may be) in accordance with the terms of the Indenture. The Issuer and the Trustee may amend or supplement the Indenture or the Securities or waive any provision of either without the consent of the Holders, to:
(1)            cure any ambiguity, omission, defect or inconsistency;
(2)            evidence the assumption by a Successor of the Issuer's obligations under the Indenture and the Securities;
(3)            provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for the issuance of bearer securities (with or without coupons);
(4)            provide any security for the Securities or to add guarantees of, or additional obligors on, the Securities;
(5)            comply with any requirement in order to effect or maintain the qualification of the Indenture under the TIA;
(6)            add to the covenants of the Issuer for the benefit of the Holders of the Securities, or to surrender any right or power conferred by the Indenture upon the Issuer;
(7)            add any additional Events of Default with respect to the Securities;
(8)            change or eliminate any of the provisions of the Indenture, provided that any such change or elimination shall become effective only when there are no outstanding Securities that are adversely affected in any material respect by such changes in or elimination of such provisions;
(9)            supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to Section 8.01 of the Original Indenture, provided, however, that any such action shall not adversely affect the interest of the Holders of the Securities or the holders of any other series of securities issued under the Original Indenture in any material respect;
(10)            evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, pursuant to the requirements of Section 7.08 of the Original Indenture; or
(11)            make any other change that does not adversely affect the rights of any Holder of Securities.

The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Issuer to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of Securities with respect to which such consent is required or sought as of a date fixed in accordance with the terms of the Indenture.
Without the consent of each Holder affected, the Issuer may not:
(1)            reduce the amount of securities issued under the Original Indenture (including the Securities) whose Holders must consent to an amendment, supplement or waiver;
(2)            reduce the rate of or change the time for payment of interest, including default interest, on any Security;
(3)            reduce the principal of or any premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security;
(4)            reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed;
(5)            change the coin or currency or currencies (including composite currencies) in which any Security or any premium or interest with respect thereto are payable;
(6)            impair the right to institute suit for the enforcement of any payment of principal of, premium (if any) or interest on any Security pursuant to Sections 6.07 and 6.08 of the Original Indenture, except as limited by Section 6.06 of the Original Indenture;
(7)            make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture pursuant to Section 6.04 or 6.07 of the Original Indenture or make any change in the fifth paragraph of Section 9.02 of the Original Indenture; or
(8)            waive a continuing Default or Event of Default in the payment of principal of, premium (if any) or interest on the Securities.
A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of securities issued under the Original Indenture (including the Securities), or which modifies the rights of the holders of securities of such series of securities issued under the Original Indenture (including the Securities) with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the holders of the securities of any other series.
9.    Defaults and Remedies. Events of Default are defined in the Indenture and with respect to the Securities generally include:
(1)            default by the Issuer in the payment of interest on the Securities when the same becomes due and payable and such default continues for a period of 30 days;

(2)            default by the Issuer in the payment of principal of the Securities at their Stated Maturity or premium (if any) on the Securities when the same becomes due and payable;
(3)            default by the Issuer in its compliance with any of its other covenants or agreements in, or provisions of, the Securities or the Indenture which shall not have been remedied within 60 days after written notice to the Issuer by the Trustee or to the Issuer and Trustee by the holders of at least 25% in aggregate principal amount of the securities of all series of securities issued under the Original Indenture (including the Securities) then outstanding affected by such default;
(4)            default by the Issuer in a scheduled payment at maturity, upon redemption or otherwise, in the aggregate principal amount of $125 million or more, after the expiration of any applicable grace period, of any Indebtedness or the acceleration of any Indebtedness of the Issuer in such aggregate principal amount, so that it becomes due and payable prior to the date on which it would otherwise have become due and payable and such payment default is not cured or such acceleration is not rescinded within 30 days after notice to the Issuer in accordance with the terms of the Indebtedness; and
(5)            certain events involving bankruptcy, insolvency or reorganization affecting the Issuer.
The Trustee shall not be deemed to know or have notice of any Default or Event of Default unless a Trust Officer at the Corporate Trust Office of the Trustee receives written notice at the Corporate Trust Office of the Trustee of such Default or Event of Default with specific reference to such Default or Event of Default.
If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities affected by such Event of Default (or, in the case of an Event of Default described in clause (3) above, if outstanding securities of other series of securities issued under the Original Indenture are affected by such Event of Default, then at least 25% in principal amount of the then outstanding securities of all series (including the Securities) so affected), may declare the principal of and accrued and unpaid interest on all then outstanding Securities or securities of all such series, as the case may be, to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization affecting the Issuer, all outstanding Securities become due and payable immediately without further action or notice by the Trustee or any Holder. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or may direct the Trustee in its exercise of any trust or power conferred on the Trustee. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium (if any) or interest) if it determines that withholding notice is in their interests. The Issuer must furnish an annual compliance certificate to the Trustee.

10.                  Discharge Prior to Maturity. The Indenture with respect to the Securities shall be discharged and canceled upon the payment of all of the Securities issued thereunder and shall be discharged under certain circumstances specified in the Indenture upon the irrevocable deposit with the Trustee of funds or Government Obligations sufficient for such payment and the satisfaction of certain other conditions specified in the Indenture.
11.                  Defeasance. Subject to certain exceptions and conditions specified in the Indenture, the Issuer at any time may terminate some or all of its obligations under the Securities and the Indenture upon the irrevocable deposit with the Trustee of funds or Government Obligations sufficient for the payment of all the Securities on the dates those payments are due and payable.
12.                  Trustee Dealings with the Issuer. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not Trustee.
13.                  No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Issuer shall not have any liability for any obligations of the Issuer under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.
14.                  Authentication. The Securities shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
15.                  CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.
16.                  Indenture to Control; Governing Law. In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control. The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.
17.                  Successor Person. When a Successor assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor person will (except in certain circumstances specified in the Indenture) be released from those obligations.
18.                  Abbreviations and Definitions. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:
Halliburton Company
3000 North Sam Houston Parkway East
Houston, Texas 77032
Telephone: (281) 871-2699
 Attention: General Counsel

SCHEDULE I8
The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $         . The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.

Decrease in Principal Amount of Securities	Increase in Principal Amount of Securities	Principal Amount of Securities Remaining After Such Decrease or Increase	Notation by Security Registrar

8 To be included in any Global Note.

ASSIGNMENT FORM
To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee's social security or tax I.D. number)

(Print or type assignee's name, address and zip code)
and irrevocably appoint___________________________________________________________________________________
as agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)
This assignment relates to $______ principal amount of 3.800% Senior Notes due 2025 of Halliburton Company held in9______  book-entry or ______  definitive form by______________ (the "Transferor").
The Transferor has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.
_________________________________________
 [INSERT NAME OF TRANSFEROR]
By:
Name:
Title:
 Address:

Date:

9 Fill in blank or check appropriate box, as applicable.

EXHIBIT D
FORM OF 2035 NOTE
[FACE OF SECURITY]
[Global Note]
 [Certificated Note]
[IF THIS SECURITY IS TO BE A GLOBAL NOTE, IT SHALL BEAR THE FOLLOWING LEGEND:]
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
[FOR AS LONG AS THIS GLOBAL SECURITY IS DEPOSITED WITH OR ON BEHALF OF THE DEPOSITORY TRUST COMPANY IT SHALL BEAR THE FOLLOWING LEGEND:]
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO HALLIBURTON COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

HALLIBURTON COMPANY
4.850% SENIOR NOTES DUE 2035
No.	CUSIP No. 406216 BJ9
ISIN No. US406216BJ98
$ [, or such
greater or lesser amount as
indicated on Schedule I
hereto,]1
Halliburton Company, a Delaware corporation (the "Issuer"), for value received promises to pay to Cede & Co., or registered assigns, the principal sum of Dollars[, or such greater or lesser amount as indicated on Schedule I hereto,]10 on November 15, 2035.
Interest Payment Dates:	May 15 and November 15
Record Dates:	May 1 and November 1
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officers.
Dated:
HALLIBURTON COMPANY
By:      __________________________________________________
Name: Christian A. Garcia
Title:    Senior Vice President, Finance
                and Acting Chief Financial Officer
By:      __________________________________________________
Name:  Timothy M. McKeon
 Title:    Vice President and Treasurer
Attest:
By:        _____________________________________________
Name:  Bruce A. Metzinger
Title:    Assistant Secretary

10 To be included in any Global Note.

Certificate of Authentication:
This is one of the Securities of the series
designated therein referred to in the within-
 mentioned Indenture.
THE BANK OF NEW YORK MELLON
 TRUST COMPANY, N.A., as Trustee
By:		Dated:
Authorized Signatory

[REVERSE OF SECURITY]
HALLIBURTON COMPANY
4.850% SENIOR NOTES DUE 2035
This Security is one of a duly authorized issue of 4.850% Senior Notes Due 2035 (the "Securities") of Halliburton Company, a Delaware corporation (the "Issuer"). The Issuer issued the Securities under an Indenture dated as of October 17, 2003 (the "Original Indenture") between the Issuer and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as trustee (the "Trustee"), as supplemented by the Eighth Supplemental Indenture dated as of November 13, 2015 (the "Eighth Supplemental Indenture" and, together with the Original Indenture, the "Indenture"). Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.
1.    Interest. The Issuer promises to pay interest on the principal amount of this Security at 4.850% per annum from November 13, 2015 until maturity. The Issuer will pay interest semiannually on May 15 and November 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from November 13, 2015; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be May 15, 2016. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
2.    Method of Payment. The Issuer will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Issuer will pay the principal of and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Such amounts shall be payable at the offices of the Trustee or any Paying Agent, provided that at the option of the Issuer, the Issuer may pay such amounts (1) by wire transfer with respect to Securities represented by a Global Note or (2) by check payable in such money mailed to a Holder's registered address with respect to any Security.
3.    Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Issuer may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Issuer or any of the Issuer's subsidiaries may act in any such capacity.
4.    Indenture. The terms of the Securities include those stated in the Indenture and the provisions made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Eighth Supplemental Indenture; provided, that if any provision of the Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA Section 318(c), the imposed duties shall control. Holders are referred to the Indenture and the TIA for a statement of such terms and provisions. The Securities are unsecured senior obligations of the Issuer and rank equally with all of the Issuer's existing and future unsecured indebtedness. The Indenture provides for the issuance of other series of debt securities thereunder.
5.    Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Securities during the period between a record date and the corresponding Interest Payment Date.
6.    Redemption. No sinking fund is provided for the Securities. At any time and from time to time before May 15, 2035, the Securities will be redeemable, in the Issuer's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to the greater of:
(i)            100% of the principal amount of the Securities being redeemed; and
(ii)            as determined by an Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments on the Securities, discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points.
At any time and from time to time on or after May 15, 2035, the Securities will be redeemable, in the Issuer's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to 100% of the principal amount of the Securities being redeemed.
In the event of any such redemption, interest will accrue up to the date of redemption. Unless there is a default in payment of the redemption amount, on and after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.
7.    Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.
8.    Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented by the Issuer and the Trustee with the written consent (including consents obtained in connection with a tender offer or exchange offer or a solicitation of consents, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities) of the Holders of at least a majority in principal amount of the then outstanding Securities affected by such amendment or supplement (provided that if such amendment or supplement affects holders of securities of other series issued under the Original Indenture, the Holders of the Securities and such other series of securities shall act as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) or interest on the Securities or a continued Default in respect of a provision that cannot be amended or supplemented without the consent of each Holder of the Securities affected) by the Holders of at least a majority in principal amount of the then outstanding Securities (or of all series of securities issued under the Original Indenture acting as one class in the case of a Default or Event of Default with respect to all such series, as the case may be) in accordance with the terms of the Indenture. The Issuer and the Trustee may amend or supplement the Indenture or the Securities or waive any provision of either without the consent of the Holders, to:
(1)            cure any ambiguity, omission, defect or inconsistency;
(2)            evidence the assumption by a Successor of the Issuer's obligations under the Indenture and the Securities;
(3)            provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for the issuance of bearer securities (with or without coupons);
(4)            provide any security for the Securities or to add guarantees of, or additional obligors on, the Securities;
(5)            comply with any requirement in order to effect or maintain the qualification of the Indenture under the TIA;
(6)            add to the covenants of the Issuer for the benefit of the Holders of the Securities, or to surrender any right or power conferred by the Indenture upon the Issuer;
(7)            add any additional Events of Default with respect to the Securities;
(8)            change or eliminate any of the provisions of the Indenture, provided that any such change or elimination shall become effective only when there are no outstanding Securities that are adversely affected in any material respect by such changes in or elimination of such provisions;
(9)            supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to Section 8.01 of the Original Indenture, provided, however, that any such action shall not adversely affect the interest of the Holders of the Securities or the holders of any other series of securities issued under the Original Indenture in any material respect;
(10)            evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, pursuant to the requirements of Section 7.08 of the Original Indenture; or
(11)            make any other change that does not adversely affect the rights of any Holder of Securities.

The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Issuer to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of Securities with respect to which such consent is required or sought as of a date fixed in accordance with the terms of the Indenture.
Without the consent of each Holder affected, the Issuer may not:
(1)            reduce the amount of securities issued under the Original Indenture (including the Securities) whose Holders must consent to an amendment, supplement or waiver;
(2)            reduce the rate of or change the time for payment of interest, including default interest, on any Security;
(3)            reduce the principal of or any premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security;
(4)            reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed;
(5)            change the coin or currency or currencies (including composite currencies) in which any Security or any premium or interest with respect thereto are payable;
(6)            impair the right to institute suit for the enforcement of any payment of principal of, premium (if any) or interest on any Security pursuant to Sections 6.07 and 6.08 of the Original Indenture, except as limited by Section 6.06 of the Original Indenture;
(7)            make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture pursuant to Section 6.04 or 6.07 of the Original Indenture or make any change in the fifth paragraph of Section 9.02 of the Original Indenture; or
(8)            waive a continuing Default or Event of Default in the payment of principal of, premium (if any) or interest on the Securities.
A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of securities issued under the Original Indenture (including the Securities), or which modifies the rights of the holders of securities of such series of securities issued under the Original Indenture (including the Securities) with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the holders of the securities of any other series.
9.    Defaults and Remedies. Events of Default are defined in the Indenture and with respect to the Securities generally include:
(1)            default by the Issuer in the payment of interest on the Securities when the same becomes due and payable and such default continues for a period of 30 days;

(2)            default by the Issuer in the payment of principal of the Securities at their Stated Maturity or premium (if any) on the Securities when the same becomes due and payable;
(3)            default by the Issuer in its compliance with any of its other covenants or agreements in, or provisions of, the Securities or the Indenture which shall not have been remedied within 60 days after written notice to the Issuer by the Trustee or to the Issuer and Trustee by the holders of at least 25% in aggregate principal amount of the securities of all series of securities issued under the Original Indenture (including the Securities) then outstanding affected by such default;
(4)            default by the Issuer in a scheduled payment at maturity, upon redemption or otherwise, in the aggregate principal amount of $125 million or more, after the expiration of any applicable grace period, of any Indebtedness or the acceleration of any Indebtedness of the Issuer in such aggregate principal amount, so that it becomes due and payable prior to the date on which it would otherwise have become due and payable and such payment default is not cured or such acceleration is not rescinded within 30 days after notice to the Issuer in accordance with the terms of the Indebtedness; and
(5)            certain events involving bankruptcy, insolvency or reorganization affecting the Issuer.
The Trustee shall not be deemed to know or have notice of any Default or Event of Default unless a Trust Officer at the Corporate Trust Office of the Trustee receives written notice at the Corporate Trust Office of the Trustee of such Default or Event of Default with specific reference to such Default or Event of Default.
If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities affected by such Event of Default (or, in the case of an Event of Default described in clause (3) above, if outstanding securities of other series of securities issued under the Original Indenture are affected by such Event of Default, then at least 25% in principal amount of the then outstanding securities of all series (including the Securities) so affected), may declare the principal of and accrued and unpaid interest on all then outstanding Securities or securities of all such series, as the case may be, to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization affecting the Issuer, all outstanding Securities become due and payable immediately without further action or notice by the Trustee or any Holder. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or may direct the Trustee in its exercise of any trust or power conferred on the Trustee. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium (if any) or interest) if it determines that withholding notice is in their interests. The Issuer must furnish an annual compliance certificate to the Trustee.

10.                  Discharge Prior to Maturity. The Indenture with respect to the Securities shall be discharged and canceled upon the payment of all of the Securities issued thereunder and shall be discharged under certain circumstances specified in the Indenture upon the irrevocable deposit with the Trustee of funds or Government Obligations sufficient for such payment and the satisfaction of certain other conditions specified in the Indenture.
11.                  Defeasance. Subject to certain exceptions and conditions specified in the Indenture, the Issuer at any time may terminate some or all of its obligations under the Securities and the Indenture upon the irrevocable deposit with the Trustee of funds or Government Obligations sufficient for the payment of all the Securities on the dates those payments are due and payable.
12.                  Trustee Dealings with the Issuer. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not Trustee.
13.                  No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Issuer shall not have any liability for any obligations of the Issuer under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.
14.                  Authentication. The Securities shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
15.                  CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.
16.                  Indenture to Control; Governing Law. In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control. The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.
17.                  Successor Person. When a Successor assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor person will (except in certain circumstances specified in the Indenture) be released from those obligations.
18.                  Abbreviations and Definitions. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:
Halliburton Company
3000 North Sam Houston Parkway East
Houston, Texas 77032
Telephone: (281) 871-2699
 Attention: General Counsel

SCHEDULE I11
The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $         . The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.

Decrease in Principal Amount of Securities	Increase in Principal Amount of Securities	Principal Amount of Securities Remaining After Such Decrease or Increase	Notation by Security Registrar

11 To be included in any Global Note.

ASSIGNMENT FORM
To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee's social security or tax I.D. number)

(Print or type assignee's name, address and zip code)
and irrevocably appoint__________________________________________________________________________________
as agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)
This assignment relates to $______ principal amount of 4.850% Senior Notes due 2035 of Halliburton Company held in12______  book-entry or ______  definitive form by______________ (the "Transferor").
The Transferor has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.
_________________________________________
 [INSERT NAME OF TRANSFEROR]
By:
Name:
Title:
 Address:

Date:

12 Fill in blank or check appropriate box, as applicable.

EXHIBIT E
FORM OF 2045 NOTE
[FACE OF SECURITY]
[Global Note]
 [Certificated Note]
[IF THIS SECURITY IS TO BE A GLOBAL NOTE, IT SHALL BEAR THE FOLLOWING LEGEND:]
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
[FOR AS LONG AS THIS GLOBAL SECURITY IS DEPOSITED WITH OR ON BEHALF OF THE DEPOSITORY TRUST COMPANY IT SHALL BEAR THE FOLLOWING LEGEND:]
THIS SECURITY IS A GLOBAL SECURITY WITHIN THE MEANING OF THE INDENTURE HEREINAFTER REFERRED TO AND IS REGISTERED IN THE NAME OF A DEPOSITARY OR A NOMINEE OF A DEPOSITARY. THIS SECURITY IS EXCHANGEABLE FOR SECURITIES REGISTERED IN THE NAME OF A PERSON OTHER THAN THE DEPOSITARY OR ITS NOMINEE ONLY IN THE LIMITED CIRCUMSTANCES DESCRIBED IN THE INDENTURE AND MAY NOT BE TRANSFERRED EXCEPT AS A WHOLE BY THE DEPOSITARY TO A NOMINEE OF THE DEPOSITARY OR BY A NOMINEE OF THE DEPOSITARY TO THE DEPOSITARY OR ANOTHER NOMINEE OF THE DEPOSITARY.
UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), NEW YORK, NEW YORK, TO HALLIBURTON COMPANY OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.

TRANSFERS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS IN WHOLE, BUT NOT IN PART, TO DTC, TO NOMINEES OF DTC OR TO A SUCCESSOR THEREOF OR SUCH SUCCESSOR'S NOMINEE AND TRANSFERS OF PORTIONS OF THIS GLOBAL SECURITY SHALL BE LIMITED TO TRANSFERS MADE IN ACCORDANCE WITH THE RESTRICTIONS SET FORTH IN THE INDENTURE REFERRED TO ON THE REVERSE HEREOF.

HALLIBURTON COMPANY
5.000% SENIOR NOTES DUE 2045

No.	CUSIP No. 406216 BK6
IN No. US406216BK61
$ [, or such
greater or lesser amount as
indicated on Schedule I
hereto,]1
Halliburton Company, a Delaware corporation (the "Issuer"), for value received promises to pay to Cede & Co., or registered assigns, the principal sum of Dollars[, or such greater or lesser amount as indicated on Schedule I hereto,]13 on November 15, 2045.
Interest Payment Dates:	May 15 and November 15
Record Dates:	May 1 and November 1
Reference is hereby made to the further provisions of this Security set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.
IN WITNESS WHEREOF, the Issuer has caused this Security to be signed manually or by facsimile by its duly authorized officers.
Dated:
HALLIBURTON COMPANY
By:      __________________________________________________
Name: Christian A. Garcia
Title:    Senior Vice President, Finance
                and Acting Chief Financial Officer
By:      __________________________________________________
Name:  Timothy M. McKeon
 Title:    Vice President and Treasurer
Attest:
By:        _____________________________________________
Name:  Bruce A. Metzinger
Title:    Assistant Secretary

13 To be included in any Global Note.

Certificate of Authentication:
This is one of the Securities of the series
designated therein referred to in the within-
 mentioned Indenture.
THE BANK OF NEW YORK MELLON
 TRUST COMPANY, N.A., as Trustee
By:		Dated:
Authorized Signatory

[REVERSE OF SECURITY]
HALLIBURTON COMPANY
5.000% SENIOR NOTES DUE 2045
This Security is one of a duly authorized issue of 5.000% Senior Notes Due 2045 (the "Securities") of Halliburton Company, a Delaware corporation (the "Issuer"). The Issuer issued the Securities under an Indenture dated as of October 17, 2003 (the "Original Indenture") between the Issuer and The Bank of New York Mellon Trust Company, N.A. (as successor to JPMorgan Chase Bank), as trustee (the "Trustee"), as supplemented by the Eighth Supplemental Indenture dated as of November 13, 2015 (the "Eighth Supplemental Indenture" and, together with the Original Indenture, the "Indenture"). Capitalized terms used herein for which no definition is provided herein shall have the meanings set forth in the Indenture.
1.    Interest. The Issuer promises to pay interest on the principal amount of this Security at 5.000% per annum from November 13, 2015 until maturity. The Issuer will pay interest semiannually on May 15 and November 15 of each year, or if any such day is not a Business Day, on the next succeeding Business Day. Interest on the Securities will accrue from the most recent Interest Payment Date on which interest has been paid or, if no interest has been paid, from November 13, 2015; provided that if there is no existing Default in the payment of interest, and if this Security is authenticated between a record date referred to on the face hereof and the next succeeding Interest Payment Date, interest shall accrue from such next succeeding Interest Payment Date; provided, further, that the first Interest Payment Date shall be May 15, 2016. Interest will be computed on the basis of a 360-day year of twelve 30-day months.
2.    Method of Payment. The Issuer will pay interest on the Securities (except defaulted interest) to the Persons who are registered Holders of Securities at the close of business on the record date next preceding the Interest Payment Date, even if such Securities are canceled after such record date and on or before such Interest Payment Date. The Holder must surrender this Security to a Paying Agent to collect principal payments. The Issuer will pay the principal of and interest on the Securities in money of the United States of America that at the time of payment is legal tender for payment of public and private debts. Such amounts shall be payable at the offices of the Trustee or any Paying Agent, provided that at the option of the Issuer, the Issuer may pay such amounts (1) by wire transfer with respect to Securities represented by a Global Note or (2) by check payable in such money mailed to a Holder's registered address with respect to any Security.
3.    Paying Agent and Registrar. Initially, the Trustee will act as Paying Agent and Registrar. The Issuer may change any Paying Agent, Registrar, co-registrar or additional paying agent without notice to any Holder. The Issuer or any of the Issuer's subsidiaries may act in any such capacity.
4.    Indenture. The terms of the Securities include those stated in the Indenture and the provisions made part of the Indenture by reference to the Trust Indenture Act of 1939, as amended (15 U.S. Code §§ 77aaa-77bbbb) (the "TIA"), as in effect on the date of the Eighth Supplemental Indenture; provided, that if any provision of the Indenture limits, qualifies or conflicts with the duties imposed by operation of TIA Section 318(c), the imposed duties shall control. Holders are referred to the Indenture and the TIA for a statement of such terms and provisions. The Securities are unsecured senior obligations of the Issuer and rank equally with all of the Issuer's existing and future unsecured indebtedness. The Indenture provides for the issuance of other series of debt securities thereunder.
5.    Denominations, Transfer, Exchange. The Securities are in registered form without coupons in denominations of $2,000 and integral multiples of $1,000 in excess thereof. The transfer of Securities may be registered and Securities may be exchanged as provided in the Indenture. The Registrar and the Trustee may require a Holder, among other things, to furnish appropriate endorsements and transfer documents and to pay any taxes and fees required by law or permitted by the Indenture. The Registrar need not exchange or register the transfer of any Securities during the period between a record date and the corresponding Interest Payment Date.
6.    Redemption. No sinking fund is provided for the Securities. At any time and from time to time before May 15, 2045, the Securities will be redeemable, in the Issuer's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to the greater of:
(i)            100% of the principal amount of the Securities being redeemed; and
(ii)            as determined by an Independent Investment Banker, the sum of the present values of the Remaining Scheduled Payments on the Securities, discounted to the Redemption Date on a semiannual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 30 basis points.
At any time and from time to time on or after May 15, 2045, the Securities will be redeemable, in the Issuer's sole discretion, in whole or in part, in principal amounts of $2,000 or any integral multiple of $1,000 in excess thereof for an amount equal to 100% of the principal amount of the Securities being redeemed.
In the event of any such redemption, interest will accrue up to the date of redemption. Unless there is a default in payment of the redemption amount, on and after the Redemption Date, interest will cease to accrue on the Securities or portions thereof called for redemption.
7.    Persons Deemed Owners. The registered Holder of a Security shall be treated as its owner for all purposes.
8.    Amendments and Waivers. Subject to certain exceptions and limitations, the Indenture or the Securities may be amended or supplemented by the Issuer and the Trustee with the written consent (including consents obtained in connection with a tender offer or exchange offer or a solicitation of consents, provided that in each case such offer or solicitation is made to all Holders of then outstanding Securities) of the Holders of at least a majority in principal amount of the then outstanding Securities affected by such amendment or supplement (provided that if such amendment or supplement affects holders of securities of other series issued under the Original Indenture, the Holders of the Securities and such other series of securities shall act as one class), and any existing or past Default or Event of Default under, or compliance with any provision of, the Indenture may be waived (other than any continuing Default or Event of Default in the payment of the principal of, premium (if any) or interest on the Securities or a continued Default in respect of a provision that cannot be amended or supplemented without the consent of each Holder of the Securities affected) by the Holders of at least a majority in principal amount of the then outstanding Securities (or of all series of securities issued under the Original Indenture acting as one class in the case of a Default or Event of Default with respect to all such series, as the case may be) in accordance with the terms of the Indenture. The Issuer and the Trustee may amend or supplement the Indenture or the Securities or waive any provision of either without the consent of the Holders, to:
(1)            cure any ambiguity, omission, defect or inconsistency;
(2)            evidence the assumption by a Successor of the Issuer's obligations under the Indenture and the Securities;
(3)            provide for uncertificated Securities in addition to or in place of certificated Securities or to provide for the issuance of bearer securities (with or without coupons);
(4)            provide any security for the Securities or to add guarantees of, or additional obligors on, the Securities;
(5)            comply with any requirement in order to effect or maintain the qualification of the Indenture under the TIA;
(6)            add to the covenants of the Issuer for the benefit of the Holders of the Securities, or to surrender any right or power conferred by the Indenture upon the Issuer;
(7)            add any additional Events of Default with respect to the Securities;
(8)            change or eliminate any of the provisions of the Indenture, provided that any such change or elimination shall become effective only when there are no outstanding Securities that are adversely affected in any material respect by such changes in or elimination of such provisions;
(9)            supplement any of the provisions of the Indenture to such extent as shall be necessary to permit or facilitate the defeasance and discharge of the Securities pursuant to Section 8.01 of the Original Indenture, provided, however, that any such action shall not adversely affect the interest of the Holders of the Securities or the holders of any other series of securities issued under the Original Indenture in any material respect;
(10)            evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to the Securities and to add to or change any of the provisions of the Indenture as shall be necessary to provide for or facilitate the administration of the trusts thereunder by more than one Trustee, pursuant to the requirements of Section 7.08 of the Original Indenture; or
(11)            make any other change that does not adversely affect the rights of any Holder of Securities.

The right of any Holder to participate in any consent required or sought pursuant to any provision of the Indenture (and the obligation of the Issuer to obtain any such consent otherwise required from such Holder) may be subject to the requirement that such Holder shall have been the Holder of record of Securities with respect to which such consent is required or sought as of a date fixed in accordance with the terms of the Indenture.
Without the consent of each Holder affected, the Issuer may not:
(1)            reduce the amount of securities issued under the Original Indenture (including the Securities) whose Holders must consent to an amendment, supplement or waiver;
(2)            reduce the rate of or change the time for payment of interest, including default interest, on any Security;
(3)            reduce the principal of or any premium on or any mandatory sinking fund payment with respect to, or change the Stated Maturity of, any Security;
(4)            reduce the premium, if any, payable upon the redemption of any Security or change the time at which any Security may or shall be redeemed;
(5)            change the coin or currency or currencies (including composite currencies) in which any Security or any premium or interest with respect thereto are payable;
(6)            impair the right to institute suit for the enforcement of any payment of principal of, premium (if any) or interest on any Security pursuant to Sections 6.07 and 6.08 of the Original Indenture, except as limited by Section 6.06 of the Original Indenture;
(7)            make any change in the percentage of principal amount of Securities necessary to waive compliance with certain provisions of the Indenture pursuant to Section 6.04 or 6.07 of the Original Indenture or make any change in the fifth paragraph of Section 9.02 of the Original Indenture; or
(8)            waive a continuing Default or Event of Default in the payment of principal of, premium (if any) or interest on the Securities.
A supplemental indenture that changes or eliminates any covenant or other provision of the Indenture which has expressly been included solely for the benefit of one or more particular series of securities issued under the Original Indenture (including the Securities), or which modifies the rights of the holders of securities of such series of securities issued under the Original Indenture (including the Securities) with respect to such covenant or other provision, shall be deemed not to affect the rights under the Indenture of the holders of the securities of any other series.
9.    Defaults and Remedies. Events of Default are defined in the Indenture and with respect to the Securities generally include:
(1)            default by the Issuer in the payment of interest on the Securities when the same becomes due and payable and such default continues for a period of 30 days;

(2)            default by the Issuer in the payment of principal of the Securities at their Stated Maturity or premium (if any) on the Securities when the same becomes due and payable;
(3)            default by the Issuer in its compliance with any of its other covenants or agreements in, or provisions of, the Securities or the Indenture which shall not have been remedied within 60 days after written notice to the Issuer by the Trustee or to the Issuer and Trustee by the holders of at least 25% in aggregate principal amount of the securities of all series of securities issued under the Original Indenture (including the Securities) then outstanding affected by such default;
(4)            default by the Issuer in a scheduled payment at maturity, upon redemption or otherwise, in the aggregate principal amount of $125 million or more, after the expiration of any applicable grace period, of any Indebtedness or the acceleration of any Indebtedness of the Issuer in such aggregate principal amount, so that it becomes due and payable prior to the date on which it would otherwise have become due and payable and such payment default is not cured or such acceleration is not rescinded within 30 days after notice to the Issuer in accordance with the terms of the Indebtedness; and
(5)            certain events involving bankruptcy, insolvency or reorganization affecting the Issuer.
The Trustee shall not be deemed to know or have notice of any Default or Event of Default unless a Trust Officer at the Corporate Trust Office of the Trustee receives written notice at the Corporate Trust Office of the Trustee of such Default or Event of Default with specific reference to such Default or Event of Default.
If an Event of Default occurs and is continuing, the Trustee or the Holders of at least 25% in aggregate principal amount of the outstanding Securities affected by such Event of Default (or, in the case of an Event of Default described in clause (3) above, if outstanding securities of other series of securities issued under the Original Indenture are affected by such Event of Default, then at least 25% in principal amount of the then outstanding securities of all series (including the Securities) so affected), may declare the principal of and accrued and unpaid interest on all then outstanding Securities or securities of all such series, as the case may be, to be immediately due and payable, except that in the case of an Event of Default arising from certain events of bankruptcy, insolvency or reorganization affecting the Issuer, all outstanding Securities become due and payable immediately without further action or notice by the Trustee or any Holder. The amount due and payable upon the acceleration of any Security is equal to 100% of the principal amount thereof plus accrued and unpaid interest to the date of payment. Holders may not enforce the Indenture or the Securities except as provided in the Indenture. The Trustee may require indemnity satisfactory to it before it enforces the Indenture or the Securities. Subject to certain limitations, Holders of a majority in aggregate principal amount of the then outstanding Securities may direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or may direct the Trustee in its exercise of any trust or power conferred on the Trustee. The Trustee may withhold from Holders notice of any continuing default (except a default in payment of principal, premium (if any) or interest) if it determines that withholding notice is in their interests. The Issuer must furnish an annual compliance certificate to the Trustee.

10.                  Discharge Prior to Maturity. The Indenture with respect to the Securities shall be discharged and canceled upon the payment of all of the Securities issued thereunder and shall be discharged under certain circumstances specified in the Indenture upon the irrevocable deposit with the Trustee of funds or Government Obligations sufficient for such payment and the satisfaction of certain other conditions specified in the Indenture.
11.                  Defeasance. Subject to certain exceptions and conditions specified in the Indenture, the Issuer at any time may terminate some or all of its obligations under the Securities and the Indenture upon the irrevocable deposit with the Trustee of funds or Government Obligations sufficient for the payment of all the Securities on the dates those payments are due and payable.
12.                  Trustee Dealings with the Issuer. The Trustee, in its individual or any other capacity, may make loans to, accept deposits from, and perform services for the Issuer or its Affiliates, and may otherwise deal with the Issuer or its Affiliates, as if it were not Trustee.
13.                  No Recourse Against Others. A director, officer, employee or stockholder, as such, of the Issuer shall not have any liability for any obligations of the Issuer under the Securities or the Indenture or for any claim based on, in respect of or by reason of such obligations or their creation. Each Holder by accepting a Security waives and releases all such liability. The waiver and release are part of the consideration for the issuance of the Securities.
14.                  Authentication. The Securities shall not be valid until authenticated by the manual signature of the Trustee or an authenticating agent.
15.                  CUSIP Numbers. Pursuant to a recommendation promulgated by the Committee on Uniform Security Identification Procedures, the Issuer has caused CUSIP numbers to be printed on the Securities as a convenience to the Holders of the Securities. No representation is made as to the accuracy of such numbers as printed on the Securities and reliance may be placed only on the other identification numbers printed thereon.
16.                  Indenture to Control; Governing Law. In the case of any conflict between the provisions of this Security and the Indenture, the provisions of the Indenture shall control. The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York.
17.                  Successor Person. When a Successor assumes all the obligations of its predecessor under the Securities and the Indenture in accordance with the terms and conditions of the Indenture, the predecessor person will (except in certain circumstances specified in the Indenture) be released from those obligations.
18.                  Abbreviations and Definitions. Customary abbreviations may be used in the name of a Holder or an assignee, such as: TEN COM (= tenants in common), TEN ENT (= tenants by the entireties), JT TEN (= joint tenants with right of survivorship and not as tenants in common), CUST (= Custodian), and U/G/M/A (= Uniform Gifts to Minors Act).

The Issuer will furnish to any Holder upon written request and without charge a copy of the Indenture. Request may be made to:
Halliburton Company
3000 North Sam Houston Parkway East
Houston, Texas 77032
Telephone: (281) 871-2699
 Attention: General Counsel

SCHEDULE I14
The initial aggregate principal amount of Securities evidenced by the Certificate to which this Schedule is attached is $         . The notations on the following table evidence decreases and increases in the aggregate principal amount of Securities evidenced by such Certificate.

Decrease in Principal Amount of Securities	Increase in Principal Amount of Securities	Principal Amount of Securities Remaining After Such Decrease or Increase	Notation by Security Registrar

14 To be included in any Global Note.

ASSIGNMENT FORM
To assign this Security, fill in the form below: (I) or (we) assign and transfer this Security to

(Insert assignee's social security or tax I.D. number)

(Print or type assignee's name, address and zip code)
and irrevocably appoint____________________________________________________________________________________
as agent to transfer this Security on the books of the Issuer. The agent may substitute another to act for him.

Date:	Your Signature:
(Sign exactly as your name appears on the face of this Security)

Signature Guarantee:
(Participant in a Recognized Signature Guaranty Medallion Program)
This assignment relates to $______ principal amount of 5.000% Senior Notes due 2045 of Halliburton Company held in15______  book-entry or ______  definitive form by______________ (the "Transferor").
The Transferor has requested the Trustee by written order to exchange or register the transfer of a Note or Notes.
_________________________________________
 [INSERT NAME OF TRANSFEROR]
By:
Name:
Title:
 Address:

Date:

15 Fill in blank or check appropriate box, as applicable.